COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

CLASS I SHARES

SUPPLEMENT DATED JUNE 16, 2008

TO

PROSPECTUS DATED APRIL 1, 2008

Effective June 12, 2008, the Board of Directors approved a change in the declaration and payment of dividends from a quarterly schedule to a semi-annual schedule. In connection with this change, the following information replaces the information relating to Dividends and Distributions found under “Additional Information” in the Fund’s prospectus:

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from its investment income semi-annually. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elect to have them paid to you in cash.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS.